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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(b) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) August 2, 1996  (July 31, 1996)
                                                --------------------------------

                               Storage USA, Inc.
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



     Tennessee                       001-12910               62-1251239
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(State or other jurisdiction        (Commission             (IRS Employer
 of incorporation)                   File Number)           Identification No.)


10440 Little Patuxent Parkway, Suite 1100, Columbia, Maryland    21044
- --------------------------------------------------------------------------------

(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code          (410) 730-9500
                                                  ------------------------------


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ITEM 2: ACQUISITION OF ASSETS


Storage USA, Inc., (the "Company") has consummated the acquisition of 18 self-storage facilities through SUSA Partnership L.P. ("OP"), a limited partnership controlled by the Company. The 18 facilities totaling approximately 1,230,000 square feet are located in eight states and were purchased for approximately $64 million.

The Company had an approximately 20% general partnership interest in one facility (indicated with a *).

All of the facilities were acquired with cash or units of limited partnership interest in the Operating Partnership ("Units"). The acquisitions were funded by cash generated from operations, the issuance of Units, and borrowings under the Company's lines of credit with The First National Bank of Chicago and First Tennesse Bank. Each of the facilities acquired was used by the seller as a self-storage facility prior to its acquisition by the Company, and the Company intends to continue the use of all facilities for that purpose. The Company's management determined the contract price through arms-length negotiations, after taking into consideration such factors as: the age and condition of the facility; the projected amounts of maintenance costs; anticipated capital improvements; the facility's current revenues; comparable facilities competing in the applicable market; market rental rates for comparable facilities; the occupancy rate of the facility; and the estimated amount of taxes, utility costs, personnel costs, and other anticipated expenses.

The following provides certain additional information concerning the 18 facilities acquired:


 Location                         Seller                                 Date of Acquisition
 --------                         ------                                 -------------------
 Santa Rosa, CA                   Steele Lane Mini                       June 28, 1996

 Sacramento, CA                   Sunrise Super Mini                     June 28, 1996

 Gambrills, MD                    Romer Space Saver                      June 28, 1996

 West Palm Beach, FL*             Storage USA, of Palm Bach County LP     July 1, 1996

 Nashville, TN                    NSS Southeast, LP                      July 10, 1996

 Charlotte, NC, Tyron Street      NSS Carolina, LP                       July 10, 1996

 Charlotte, NC, Sharon Amity      NSS Carolina, LP                       July 10, 1996

 Raleigh, NC                      NSS Carolina, LP                       July 10, 1996

 Columbia, SC                     NSS Carolina, LP                       July 10, 1996

 Charleston, SC                   NSS Carolina, LP                       July 10, 1996

 Aloha, OR, 185th Avenue          NSS Southwest, LP                      July 10, 1996

 Aloha, OR, 229th Avenue          NSS Southwest, LP                      July 10, 1996

 Vancouver, WA                    NSS Southwest, LP                      July 10, 1996

 Beaverton, WA                    NSS Southwest, LP                      July 10, 1996

 Miramar, FL                      Wolnaf, Inc.                           July 12, 1996

 Miami, FL                        Nafwol, Inc.                           July 12, 1996

 Westminister, CA                 Space Saver of Westminister, Inc.      July 16, 1996

 La Puenta, CA                    O Hill Properties                      July 31, 1996

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The following data related to the facilities is derived from the Company's internal records as of the last day of the month following closing:



                                           Rent per
                                 Square      square     Economic     Physical
 Location                          feet        foot     Occupancy    Occupancy   Total Units  Contract Price
 --------                          ----      ------     ---------    ---------   -----------  --------------
 Santa Rosa, CA                  96,375      $ 7.57          97%          99%          1,017     $ 4,993,000

 Sacramento, CA                  92,976        5.70          90%          97%            700       3,026,000

 Gambrills, MD                   31,650       10.37          96%          99%            318       2,042,000

 West Palm Beach, FL**           62,100       11.10          92%          95%            701       3,825,000

 Nashville, TN                   83,674        8.58          88%          94%            715       5,060,000

 Charlotte, NC, Tyron Street     66,932        7.99          89%          95%            796       3,716,000

 Charlotte, NC, Sharon Amity     70,652        6.87          87%          93%            633       3,511,000

 Raleigh, NC                     55,932        7.78          93%          94%            523       2,790,000

 Columbia, SC                    58,058        6.01          91%          98%            525       1,709,000

 Charleston, SC                  63,510        5.98          85%          93%            628       1,710,000

 Aloha, OR, 185th Avenue         68,110       11.06          95%          98%            816       4,952,000

 Aloha, OR, 229th Avenue         71,410        8.20          92%          95%            688       4,438,000

 Vancouver, WA                   62,550        6.90          94%          97%            590       2,789,000

 Beaverton, WA                   63,345        9.20          91%          98%            662       4,026,000

 Miramar, FL                    116,000       12.39          73%          72%          1,879       6,250,000

 Miami, FL                       36,475       12.28          80%          86%            858       2,400,000

 Westminister, CA                65,000        7.68          78%          81%            718       3,105,000

 La Puenta, CA                   65,283        8.96          89%          92%            642       3,670,000
                              -------------------------------------------------------------------------------


   Total                      1,230,032      $ 8.54          88%          92%         13,409    $ 64,012,000
                              ===============================================================================

** - Contract Price represents the cost of acquiring the 80% partnership interest not previously owned by the Company.



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ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS


(a)     FINANCIAL STATEMENTS APPLICABLE TO REAL ESTATE PROPERTIES ACQUIRED.

        It is impracticable to provide at the time of filing this Report on Form 8-K any of the financial statements and the additional information specified by Rule 3-14 of Regulation S-X as required by
        Item 7(a)(3). The required financial information and additional information will be filed by amendment within 60 days of the date of filing of this report.

(b)     PRO FORMA FINANCIAL INFORMATION

        It is impracticable to provide at the time of filing of this Report on Form 8-K any of the pro forma financial information required pursuant to Article 11 of Regulation S-X as required by Item 7(b)(1). The required pro forma financial information will be filed by amendment within 60 days of the date of filing this report.

(c)     EXHIBITS

        None.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           DATED: August 2, 1996

                                           STORAGE USA, INC.

                                           By:    /s/ Thomas E. Robinson
                                              ---------------------------------
                                           Thomas E. Robinson
                                           President and
                                           Chief Financial Officer





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